UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2021
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Additional Payroll Support Payment

On March 5, 2021, the United States Department of the Treasury (“Treasury”) provided to JetBlue Airways Corporation (“JetBlue” or the “Company”) a payment of $252.3 million (the “Additional Payroll Support Payment”) under the Payroll Support Program Extension Agreement between the Company and Treasury, dated January 15, 2021 (the “PSP Extension Agreement”), governing the Company’s participation in the federal Payroll Support Program 2 for passenger air carriers (the “Payroll Support Program 2”) under Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021. As previously disclosed, on January 15, 2021, the Company received from Treasury a grant of $206 million and a loan of $46 million, evidenced by a promissory note dated January 15, 2021 (the “Promissory Note”), under the PSP Extension Agreement. The Additional Payroll Support Payment includes a grant of $176.6 million and an increase in principal of the Promissory Note of $75.7 million. The terms of the Promissory Note are described in the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2021 incorporated herein by reference (the “Prior Form 8-K”).

In consideration for the Additional Payroll Support Payment, on March 5, 2021, JetBlue issued to Treasury, a warrant to purchase an additional 524,483 shares of common stock at the exercise price of $14.43 (the “Additional PSP Extension Warrant”), pursuant to the warrant agreement, dated January 15, 2021, with Treasury under the Payroll Support Program 2 (the “PSP Extension Warrant Agreement”). The Additional PSP Extension Warrant was issued using the same exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and has the same terms as the warrants issued to Treasury on January 15, 2021 under the PSP Extension Warrant Agreement, described in the Prior Form 8-K.

The Additional PSP Extension Warrant follows the form of warrant attached to the PSP Extension Warrant Agreement. The PSP Extension Warrant Agreement (including the form of warrant as an exhibit) and Promissory Note were filed as Exhibits 4.16 and 10.58 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on March 2, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above regarding the amended Promissory Note is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	March 9, 2021	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)